FIRST AMENDMENT AND MODIFICATION
TO LOAN AND SECURITY AGREEMENT
THIS FIRST AMENDMENT AND MODIFICATION TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made effective as of the 1st day of December, 2010, by and among HOOPER HOLMES, INC., a New York corporation (“Borrower”), HOOPER INFORMATION SERVICES, INC., a New Jersey corporation (“Information”), MID-AMERICA AGENCY SERVICES, INCORPORATED, a Nebraska corporation (“Mid America”), TEG ENTERPRISES, INC., a Nebraska corporation (“TEG”), HERITAGE LABS INTERNATIONAL , LLC, a Kansas limited liability company (“Heritage”), HOOPER DISTRIBUTION SERVICES, LLC, a New Jersey limited liability company (“Distribution” and together with Information, Mid America, TEG and Heritage, the “Guarantors” and each a “Guarantor”) and TD BANK, N.A., in its capacity as agent (the “Agent”) and in its capacity as a Lender (as defined below).
BACKGROUND

A.
Pursuant to that certain Loan and Security Agreement dated March 9, 2009 by and among Borrower, Guarantors, Agent and the lenders described therein (collectively, the “Lenders” and each a “Lender”) (as the same may hereafter be amended, modified, supplemented or restated from time to time, being referred to herein as the “Loan Agreement”), Lenders agreed, inter alia, to extend to Borrower a line of credit in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00).

B.Borrower has requested and Agent has agreed to amend the Loan Agreement in accordance with the terms and conditions contained herein.
C.All capitalized terms contained herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:
1.Consent to Repurchase of Stock.
(a)Borrower has informed Agent that Borrower desires the ability to use up to, but not more than, Five Million Dollars ($5,000,000.00) of Borrower's Qualified Cash to repurchase a portion of its issued and outstanding equity interests from time to time during the period commencing on the date hereof through and including the second anniversary of the date hereof (the “Repurchase Transaction”), subject to and in the event of a determination by Borrower's Board of Directors authorizing such a Repurchase Transaction. As used herein “Qualified Cash” means cash of Borrower that is in Deposit Accounts or in Securities Accounts (each as defined in the Uniform Commercial Code as in effect in the State of New Jersey from time to time), or any combination thereof and shall not include proceeds of Advances.
(b)Agent hereby consents to the Repurchase Transaction and waives any Default or Event of Default, that exists or may arise under the Loan Agreement as a result the consummation of the Repurchase Transaction, provided, that (i) the Repurchase Transaction shall be completed on or prior to the second anniversary of the date hereof and (ii) at the time of each repurchase of Borrower's equity interests, no Default or Event of Default shall have otherwise occurred, and such repurchase would not otherwise result in a Default or Event of Default.

(c)The foregoing consent and waiver (i) apply solely with respect to the Repurchase Transaction and do not apply to or constitute a waiver for any other Default or Event of Default that exists or may exist under the Loan Agreement or any of the other Loan Documents, (ii) is given solely in connection with the Repurchase Transaction and does not constitute the consent of or approval by Agent or Lenders to any other repurchase or redemption of Borrower's equity interests or similar transaction and (iii) shall not be deemed to be an agreement, obligation or commitment by Agent or Lenders to waive any other Default or Event of Default or to consent to any other transaction which would be prohibited by the terms and conditions of the Loan Agreement or any of the other Loan Documents
2.Extension of Contract Period. Section 1.1(l) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“(l)    “Contract Period” means the period of time commencing on the date hereof and continuing through and including March 8, 2013.”
3.LIBOR Rate. Commencing on March 8, 2012 and at all time thereafter,
(a)Section 1.1(qq) of the Loan Agreement shall be deleted in its entirety and replaced with the following:
“(qq)    “LIBOR Market Index Rate” means the LIBOR Rate for a one (1) month Rate Period as determined on the first Good Business Day of each month, which rate shall remain in effect until, and shall be reset on, the first Good Business Day of each successive month.”
(b)Section 1.1(tt) of the Loan Agreement shall be deleted in its entirety and replaced with the following:
“(tt)    “LIBOR Rate” means, for any proposed or existing LIBOR Rate Advances, the quotient obtained by dividing (i) the offered rate for deposits in United States dollars for a period equal to such Rate Period which appears on Reuters Screen LIBOR 01 Page as of 11:00 a.m., London time, two Good Business Days prior to the first day of such Rate Period; provided, that is such rate does not appear on Reuters Screen LIBOR 01 Pate, the rate will be the arithmetic mean of the rates quoted by major banks in London, selected by Agent for such Rate Period, as of 11:00 a.m. (London time) two Good Business Days prior to the first day of such Rate Period, by (ii) a number equal to 1.0 minus the maximum reserve percentages (expressed as a decimal fraction) including, without limitation, basic supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect, for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of such Board) which are required to be maintained by Agent by the Board of Governors of the Federal Reserve System. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in such reserve percentage.”

4.Usage Fee. Commencing on March 8, 2012 and at all times thereafter, the reference to “one percent (1%) per annum” set forth in Section 4.5 of the Loan Agreement shall be deleted and replaced with one-half of one percent (1/2%) per annum”.
5.Amendment/References. The Loan Agreement and the Loan Documents are hereby amended to be consistent with the terms of this Amendment. All references in the Loan Agreement and the Loan Documents to (a) the “Loan Agreement” shall mean the Loan Agreement as amended hereby; and (b) the “Loan Documents” shall include this Amendment and all other instruments or agreements executed pursuant to or in connection with the terms hereof.
6.Release. Borrower and each Guarantor acknowledges and agrees that it has no claims, suits or causes of action against Agent or any Lender and hereby remises, releases and forever discharges Agent and each Lender, their officers, directors, shareholders, employees, agents, successors and assigns, and any of them, from any claims, suits or causes of action whatsoever, in law or at equity, which Borrower or any Guarantor has or may have arising from any act, omission or otherwise, at any time up to and including the date of this Amendment.
7.Additional Documents; Further Assurances. Borrower covenants and agrees to execute and deliver to Agent, or to cause to be executed and delivered to Agent contemporaneously herewith, at the sole cost and expense of Borrower, the Amendment and any and all documents, agreements, statements, resolutions, searches, insurance policies, consents, certificates, legal opinions and information as Agent may require in connection with the execution and delivery of this Amendment or any documents in connection herewith, or to further evidence, effect, enforce or protect any of the terms hereof or the rights or remedies granted or intended to be granted to Agent or any Lender herein or in any of the Loan Documents, or to enforce or to protect Agent's and each Lender's interest in the Collateral. All such documents, agreements, statements, etc., shall be in form and content acceptable to Agent in its sole discretion. Borrower hereby authorizes Agent to file, at Borrower's cost and expense, financing statements, amendments thereto and other items as Agent may require to evidence or perfect Agent's and each Lender's continuing security interest and liens in and against the Collateral. Borrower agrees to join with Agent in notifying any third party with possession of any Collateral of Agent's and each Lender's security interest therein and in obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Agent and Lenders. Borrower will cooperate with Agent in obtaining control with respect to Collateral consisting of deposit accounts, investment property, letter-of-credit rights and electronic chattel paper.
8.Further Agreements and Representations. Borrower does hereby:
(a)ratify, confirm and acknowledge that the statements contained in the foregoing Background are true and complete and that, as amended hereby, the Loan Agreement and the other Loan Documents are in full force and effect and are valid, binding and enforceable against Borrower and its assets and properties, all in accordance with the terms thereof, as amended;

(b)covenant and agree to perform all of Borrower's obligations under the Loan Agreement and the other Loan Documents, as amended;
(c)acknowledge and agree that as of the date hereof, Borrower has no defense, set-off, counterclaim or challenge against the payment of any Lender Indebtedness or the enforcement of any of the terms of the Loan Agreement or of the other Loan Documents, as amended;
(d)acknowledge and agree that all representations and warranties of Borrower contained in the Loan Agreement and/or the other Loan Documents, as amended, are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;
(e)represent and warrant that no Default or Event of Default exists;
(f)covenant and agree that Borrower's failure to comply with any of the terms of this Amendment or any other instrument or agreement executed or delivered in connection herewith, shall constitute an Event of Default under the Loan Agreement and each of the other Loan Documents; and
(g)acknowledge and agree that nothing contained herein, and no actions taken pursuant to the terms hereof, are intended to constitute a novation of any of the Note, the Loan Agreement or of any of the other Loan Documents and does not constitute a release, termination or waiver of any existing Event of Default or of any of the liens, security interests, rights or remedies granted to the Agent or any other Lender in any of the Loan Documents, which liens, security interests, rights and remedies are hereby expressly ratified, confirmed, extended and continued as security for all Lender Indebtedness.
Borrower acknowledges and agrees that Agent and Lenders are relying on the foregoing agreements, confirmations, representations and warranties of Borrower and the other agreements, representations and warranties of Borrower contained herein in agreeing to the amendments contained in this Amendment.
9.Fees, Cost, Expenses and Expenditures. Borrower will pay all of Agent's and each Lender's expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, fees, disbursements, expenses and disbursements of counsel retained by Agent and each Lender and all fees related to filings, recording of documents, searches, environmental assessments and appraisal reports, whether or not the transactions contemplated hereunder are consummated.
10.No Waiver. Nothing contained herein constitutes an agreement or obligation by Agent or any Lender to grant any further amendments to the Loan Agreement or any of the other Loan Documents. Nothing contained herein constitutes a waiver or release by Agent or any Lender of any Event of Default or of any rights or remedies available to Agent or any Lender under the Loan Documents or at law or in equity.
11.Inconsistencies. To the extent of any inconsistencies between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement or the other Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreement and other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrower.

12.Binding Effect. This Amendment, upon due execution hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
13.Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New Jersey without regard to conflict of law principles.
14.Severability. The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.
15.Modifications. No modification of this Amendment or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.
16.Headings. The headings of the Articles, Sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.
17.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which together shall constitute the same agreement.
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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed the day and year first above written.
HOOPER HOLMES, INC., a New York corporation

By:    /s/ Michael J. Shea_________________
Name/Title: Michael J. Shea/SVP & CFO_____

HOOPER INFORMATION SERVICES, INC., a New Jersey corporation

By:    /s/ Michael J. Shea_________________
Name/Title: Michael J. Shea/Pres & CFO_____

MID-AMERICA AGENCY SERVICES, INCORPORATED, a Nebraska corporation

By:    /s/ Michael J. Shea_________________
Name/Title: Michael J. Shea/Pres & CFO_____

TEG ENTERPRISES, INC., a Nebraska corporation

By:    /s/ Michael J. Shea_________________
Name/Title: Michael J. Shea/Pres & CFO_____

HERITAGE LABS INTERNATIONAL , LLC, a Kansas limited liability company

By:    /s/ Michael J. Shea_________________
Name/Title: Michael J. Shea/CFO__________

HOOPER DISTRIBUTION SERVICES, LLC, a New Jersey limited liability company

By:    /s/ Michael J. Shea_________________
Name/Title: Michael J. Shea/Pres & CFO_____

TD BANK, N.A., as Agent

By:    /s/ Stephen A. Caffrey . ___ _______
Name/Title: Stephen A. Caffrey/V.P _________

TD BANK, N.A., as Lender

By:    /s/Stephen A. Caffrey/ _____________
Name/Title: Stephen A. Caffrey/V.P _________

Each of the undersigned, intending to be legally bound hereby, consents and agrees to the foregoing First Amendment and Modification to Loan and Security Agreement dated of even date herewith (the “Agreement”), and all terms thereof and further agrees that such Agreement shall in no way affect or impair the undersigned's obligations under that certain Surety Agreement from the undersigned to Agent dated March 9, 2009 (the “Surety”), or under any other documents executed or delivered pursuant thereto or in connection therewith and the terms of the Surety is hereby ratified and confirmed, all as of the date hereof.
HOOPER INFORMATION SERVICES, INC., a New Jersey corporation

By:    /s/ Michael J. Shea_________________
Name/Title: Michael J. Shea/Pres & CFO____

MID-AMERICA AGENCY SERVICES, INCORPORATED, a Nebraska corporation

By:    /s/ Michael J. Shea_________________
Name/Title: Michael J. Shea/Pres & CFO____

TEG ENTERPRISES, INC., a Nebraska corporation

By:    /s/ Michael J. Shea_________________
Name/Title: Michael J. Shea/Pres & CFO____

HERITAGE LABS INTERNATIONAL , LLC, a Kansas limited liability company

By:    /s/ Michael J. Shea_________________
Name/Title: Michael J. Shea/CFO____________

HOOPER DISTRIBUTION SERVICES, LLC, a New Jersey limited liability company

By:    /s/ Michael J. Shea_________________
Name/Title: Michael J. Shea/Pres & CFO____